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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                   FORM 8-K/A

                                AMENDMENT NO. 1

                                       TO

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: October 21, 1996


                    UNITED COMPANIES LIFE INSURANCE COMPANY
             (Exact Name of Registrant as Specified in its Charter)

                                     33-91358
                                     33-91362
                                     33-95968
         Louisiana                   33-95778                     72-0475131
(State or other jurisdiction   (Commission File Number)         (IRS Employer
     of incorporation)                                       Identification No.)

    8545 United Plaza Boulevard, Baton Rouge, LA                  70809-2251
      (Address of principal executive offices)                    (Zip Code)

                                 (504) 924-6007
              (Registrant's telephone number, including area code)

                                 Not Applicable
         (Former name or former address, if changes since last report.)
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    The undersigned registrant hereby amends and restates Item 4 in its Current
Report on Form 8-K dated October 21, 1996 and adds Exhibits 99.1 and 99.2 thereto.

ITEM 4.  Change in Registrant's Certifying Accountants.

         As previously reported on Form 8-K on August 13, 1996, Pacific Life and Accident Insurance Company ("PLAIC"), a wholly-owned subsidiary of PennCorp Financial Group, Inc. ("PennCorp"), acquired 100% of the outstanding stock of United Companies Life Insurance Company ("UCLIC"), a wholly-owned subsidiary of United Companies Financial Corporation ("UCFC"), pursuant to an Amended and Restated Stock Purchase Agreement dated as of July 24, 1996.

         As a result of the transaction described above, UCLIC's Board of Directors has approved the engagement of KPMG Peat Marwick LLP as its certifying accountants effective October 17, 1996. KPMG Peat Marwick LLP currently serves PennCorp and its subsidiaries as its certifying accountants.

         UCLIC previously utilized the services of Deloitte & Touche LLP, the certifying accountants used by its former parent, UCFC. The UCLIC audit reports issued by Deloitte & Touche LLP expressed unqualified opinions. While no disagreements concerning any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures led to the decision to engage KPMG Peat Marwick LLP as UCLIC's auditors, on November 20, 1996 Deloitte & Touche LLP sent UCLIC a copy of its letter of that date to the Securities and Exchange Commission stating that Deloitte & Touche LLP disagrees with certain adjustments recorded in the closing balance sheet of UCLIC dated July 24, 1996 prepared in connection with its sale to PLAIC. That disagreement is further described in Deloitte & Touche LLP's letter dated November 20, 1996 filed herewith as Exhibit 99.2. As set forth in the attached letter, Deloitte & Touche LLP has discussed this disagreement with UCLIC's management and UCLIC has authorized Deloitte & Touche LLP to respond fully to the inquiries of KPMG Peat Marwick LLP concerning the subject matter thereof.


ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

          Exhibits

            99.1          Letter dated October 17, 1996.

            99.2          Letter dated November 20, 1996.





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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                        UNITED COMPANIES LIFE
                                        INSURANCE COMPANY

Date:    November 22, 1996              By: /s/ Robert B. Thomas, Jr.
                                            -----------------------------------
                                              Robert B. Thomas, Jr.,
                                              Chairman and President





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                               INDEX TO EXHIBITS


         EXHIBIT
         NUMBER           DESCRIPTION
         ------           -----------
              99.1        Letter dated October 17, 1996.

              99.2        Letter dated November 20, 1996.